Prospectus Supplement

John Hancock Variable Insurance Trust (the Trust)

Blue Chip Growth Trust (the fund)

Supplement dated June 29, 2023 to the current Prospectus, as may be supplemented (the Prospectus)

At its meeting held on June 27-29, 2023, the Trust’s Board of Trustees approved a management fee reduction effective April 1, 2023 (the Effective Date). As a result, as of the Effective Date, the fund’s management fee schedule in the “Appendix A — Schedule of Management Fees” of the Prospectus is amended and restated as follows:

0.780% — first $500 million*;

0.775% — next $500 million**;

0.740% — next $2 billion***; and

0.725% — excess over $3 billion.†

* When Aggregate Net Assets exceed $500 million on any day, the annual rate of advisory fee is 0.775% on the first $500 million of Aggregate Net Assets.

** When Aggregate Net Assets exceed $1 billion on any day, the annual rate of advisory fee is 0.750% on the first $1 billion of Aggregate Net Assets.

*** When Aggregate Net Assets exceed $2 billion on any day, the annual rate of advisory fee is 0.740% on the first $1 billion of Aggregate Net Assets.

†The fee schedule above became effective on April 1, 2023.

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.